UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 6, 2024

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada		000-50028	46-0484987
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
3131 Las Vegas Boulevard South
Las Vegas,	Nevada		89109
(Address of principal executive offices)			(Zip Code)

(702) 770-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	WYNN	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On September 6, 2024, Wynn Las Vegas, LLC (“Wynn Las Vegas”), a wholly owned indirect subsidiary of Wynn Resorts, Limited, entered into a non-prosecution agreement (the “NPA”) with the United States Attorney’s Office for the Southern District of California and the United States Department of Justice (the “DOJ”), resolving the previously-disclosed investigation into various transactions at Wynn Las Vegas relating to certain patrons who reside or operate in foreign jurisdictions which were facilitated by former employees, agents and other third parties that were unlicensed money transmitting businesses, in violation of 18 U.S.C. § 1960.

Pursuant to the NPA, Wynn Las Vegas agreed to forfeit $130 million in funds involved in the transactions at issue and continue to make certain enhancements to its compliance program. The DOJ agreed that, subject to Wynn Las Vegas’s fulfillment of its obligations under the NPA, it will not bring any criminal charges against Wynn Las Vegas concerning the subject matter of its investigation, subject to standard reservations of rights and certain reserved claims.

In reaching the resolution set forth in the NPA, the DOJ took into account the historical nature of the transactions at issue; Wynn Las Vegas’s cooperation with the DOJ’s multi-year investigation; that Wynn Las Vegas no longer employs or is affiliated with any of the individuals implicated in the transactions at issue; and Wynn Las Vegas’s extensive remedial measures, many of which were undertaken prior to the parties entering into the NPA.

The NPA resolves all prior U.S. federal regulatory inquiries commenced in or about 2014 regarding compliance by Wynn Las Vegas with 18 U.S.C. § 1960 and the Bank Secrecy Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Dated: September 6, 2024	By:	/s/ Ellen F. Whittemore
Ellen F. Whittemore
Executive Vice President, General Counsel & Secretary